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                                                                EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated March 4, 1996 (except with respect to the matters discussed in Note 16, as to which the date is October 7, 1996) on the consolidated financial statements of Brandywine Realty Trust as of December 31, 1994 and 1995, and for each of the three years in the period ended December 31, 1995, and to all references to our firm included in or made a part of this Registration Statement on Form S-11. It should be noted that we have not audited any financial statements of Brandywine Realty Trust subsequent to December 31, 1995 or performed any audit procedures subsequent to the date of our report.



                                        ARTHUR ANDERSEN LLP



Philadelphia, Pa.,
 November 6, 1996

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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated April 12, 1996 on the combined financial statements of the SSI/TNC Properties as of December 31, 1994 and 1995 and for each of the three years in the period ended December 31, 1995, and to all references to our firm included in or made a part of this Registration Statement on Form S-11. It should be noted that we have not audited any financial statements of the SSI/TNC Properties subsequent to December 31, 1995 or performed any audit procedures subsequent to the date of our report.


                                        ARTHUR ANDERSEN LLP



Philadelphia, Pa.,
 November 6, 1996

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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated June 14, 1996 on the statement of revenue and certain expenses of the LibertyView Building for the year ended December 31, 1995, and to all references to our firm included in or made a part of this Registration Statement on Form S-11. It should be noted that we have not audited any financial statements of the LibertyView Building subsequent to December 31, 1995 or performed any audit procedures subsequent to the date of our report.


                                        ARTHUR ANDERSEN LLP



Philadelphia, Pa.,
 November 6, 1996



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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated October 29, 1996 on the statement of revenue and certain expenses of the SERS Acquisition Properties for the year ended December 31, 1995, and to all references to our firm included in or made a part of this Registration Statement on Form S-11. It should be noted that we have not audited any financial statements of the SERS Acquisition Properties subsequent to December 31, 1995 or performed any audit procedures subsequent to the date of our report.



                                        ARTHUR ANDERSEN LLP



Philadelphia, Pa.,
 November 6, 1996

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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated October 31, 1996 on the statement of revenue and certain expenses of the Delaware Acquisition Property for the year ended December 31, 1995, and to all references to our firm included in or made a part of this Registration Statement on Form S-11. It should be noted that we have not audited any financial statements of the Delaware Acquisition Property subsequent to December 31, 1995 or performed any audit procedures subsequent to the date of our report.



                                        ARTHUR ANDERSEN LLP



Philadelphia, Pa.,
 November 6, 1996

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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated October 13, 1996 on the statement of revenue and certain expenses of the Equivest Acquisition Properties for the year ended December 31, 1995, and to all references to our firm included in or made a part of this Registration Statement on Form S-11. It should be noted that we have not audited any financial statements of the Equivest Acquisition Properties subsequent to December 31, 1995 or performed any audit procedures subsequent to the date of our report.



                                        ARTHUR ANDERSEN LLP



Philadelphia, Pa.,
 November 6, 1996